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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 25, 1998
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                               POWERTEL USA, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                        0-14873                  84-0897771
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(State or other jurisdiction         (Commission            (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)


     321 W. Lake Lansing Road, Asher Court, Suite 100, E. Lansing, MI 48823
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              (Address of principal executive offices -- Zip Code)

Registrant's telephone number, including area code (517) 333-5277
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(Former name or former address, if changed since last report)



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                              POWERTEL, USA, INC.

                                     INDEX

Item Number and Caption Page Number
-----------------------------------

Item 5.  Other Events.

Item 6.  Resignation of Registrant's Directors.


         On August 24, 1998, the Court approved PowerTel's Amended Motion for Leave to File Application for Show Cause Order. The approval of this Motion will allow PowerTel USA, Inc. (PowerTel) to file a Motion for Order to Show Cause and for Judgment of Contempt against Mr. Pattinson Hayton and others in the United States District Court for the District of Columbia, Case No. 88-305-NHJ, in which Mr. Hayton and his agents, assigns, employees and other persons acting in concert or participating with him were permanently enjoined from violating various provisions of the Securities Exchange Act of 1934.

         After a majority of PowerTel's creditors and shareholders voted in favor of its Plan of Reorganization (Plan), the District Court of Nevada, Reno Division, held a hearing on August 25, 1998 for the purpose of confirming the Plan. An order confirming the Plan is expected on or about September 1, 1998. Upon confirmation of the Plan, the following Agreements will be ratified by the
Court:

          1. Two stock acquisition agreements, the DiegoTel Stock Acquisition Agreement and the VivaTel Stock Acquisition Agreement;

          2. The Ownership/Settlement Agreement that PowerTel had entered into relating to the VivaTel Stock Acquisition Agreement; and

          3.   The Employment Contracts entered into by PowerTel USA, Inc.

         Pursuant to the terms of the Plan, the following actions are also to be approved upon confirmation:

          1. The election of Jeffrey Hartman as a director of PowerTel, following Larry Herth's resignation from that position;

          2. The nullification of the January 1997 amendments to the Articles of Incorporation;

          3. The rescission of all Class A common stock issued after May 3, 1996, except as to shareholders who (i) are bona fide purchasers for value, and who (ii) filed a Proof of Interest on or before November 10, 1997, which proof of interest was not disputed by PowerTel;

          4.   The nullification of the reverse stock split of January 1997; and

          5. The nullification of the Brady Geothermal Park Power Partners Security Interest.



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         Pursuant to the terms of the Plan, Amended Articles will be filed with the Secretary of State for the State of Delaware to effect the following:

          1.   Extinguish Series A, B, and C Preferred Shares of Stock;

          2.   Extinguish Class B Common Stock;

          3.   Create a Class of Special Stock;

          4.   Require a 65% vote to amend the Articles of Incorporation;

          5.   Change the name of the company to WorldCall, Inc.; and

          6.   Adopt new by-laws.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          POWERTEL USA, INC.


Date:  8/31/98                            /s/ Michael R. Kassouff, Director
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                                          Michael R. Kassouff, Director


Date:  8/31/98                            /s/ Richard A. Cascarilla, Director
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                                          Richard A. Cascarilla, Director


Date:  8/31/98                            /s/ Lawrence Herth, Director
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                                          Lawrence Herth, Director






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